UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 19, 2026
(August 19, 2026)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.
TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Public Service Company of New Mexico
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-06986
IRS Employer Identification No. - 85-0019030

Texas-New Mexico Power Company
(A Texas Corporation)
577 N. Garden Ridge Blvd.
Lewisville, Texas 75067
Telephone Number - (972) 420-4189
Commission File No. - 002-97230
IRS Employer Identification No. - 75-0204070
____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Public Service Company of New Mexico (“PNM”) 2026 Note Purchase Agreement

On August 19, 2026, PNM, a wholly-owned subsidiary of TXNM Energy, Inc. (“TXNM”), entered into a Note Purchase Agreement (the “PNM Note Purchase Agreement”) with the institutional investor parties thereto for the sale of $200.0 million aggregate principal amount of senior unsecured notes in the following series and denominations: (i) $115.0 million aggregate principal amount of its 5.44% Senior Unsecured Notes, Series A, due 2029 (the “Series A SUNs”), (ii) $50.0 million aggregate principal amount of its 5.82% Senior Unsecured Notes, Series B, due 2034 (the “Series B SUNs”) and (iii) $35.0 million aggregate principal amount of its 6.12% Senior Unsecured Notes, Series C, due 2038 (the “Series C SUNs” and, together with the Series A SUNs and Series B SUNs, the “SUNs”). The SUNs were issued on August 19, 2026 in a private placement transaction in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). Interest on the SUNs is payable semiannually on February 28 and August 31 of each year, commencing on February 28, 2027.

PNM will use the gross proceeds from the SUNs for the repayment of existing indebtedness, funding of capital expenditures, and general corporate purposes.

The terms of the PNM Note Purchase Agreement, which continue to apply so long as any of the SUNs are outstanding, include customary covenants, including a covenant that requires PNM to maintain a debt-to-capitalization ratio of less than or equal to 65%, customary events of default, including a cross-default provision, and covenants regarding parity of financial covenants, liens and guarantees with respect to PNM’s material credit facilities. In the event of a change of control (as defined in the PNM Note Purchase Agreement), PNM will be required to offer to prepay the SUNs at par. The proposed transaction between TXNM and affiliates of Blackstone Infrastructure Partners L.P. would not constitute a change in control under the SUNs. PNM has the right to redeem any or all of the SUNs prior to their maturities, subject to payment of a customary make-whole premium.

The foregoing description is qualified in its entirety by the PNM Note Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Texas-New Mexico Power Company (“TNMP”) 2026 Bond Purchase Agreement

On August 19, 2026, TNMP, a wholly-owned subsidiary of TXNM, issued $75,000,000 aggregate principal amount of its 5.23% First Mortgage Bonds, due September 1, 2031, Series 2026A (the “Series 2026A Bonds”) and $75,000,000 aggregate principal amount of its 5.46% First Mortgage Bonds, due September 1, 2033, Series 2026B (the “Series 2026B Bonds” and, together with the Series 2026A Bonds, the “Bonds”) in a private placement in reliance on an exemption from registration under the Securities Act. The Bonds were sold by TNMP to institutional accredited investors (as defined by Rule 501(a) of the Securities Act) pursuant to a Bond Purchase Agreement dated August 19, 2026 (the “TNMP Bond Purchase Agreement”) with the institutional investor parties thereto. TNMP will apply the proceeds of the Bonds for the repayment of short-term debt and other general corporate purposes, including projected capital expenditures.

The Bonds were issued pursuant to TNMP’s First Mortgage Indenture dated as of March 23, 2009 (the “First Mortgage Indenture”), between TNMP and U.S. Bank Trust Company, National Association (as ultimate successor to The Bank of New York Mellon Trust Company, N.A.), as trustee, (the “Trustee”), as previously supplemented and amended and as further supplemented by the Twenty-Eighth Supplemental Indenture thereto, dated on August 19, 2026, between TNMP and the Trustee (the “Twenty-Eighth Supplemental Indenture” and, together with the First Mortgage Indenture, the “Indenture”). The Bonds are secured by a first mortgage lien on substantially all of TNMP’s property, subject to excepted encumbrances, reservations, contracts and other exceptions as are permitted by the Indenture and rank equally in right of payment with all other securities theretofore or thereafter issued under the First Mortgage Indenture.

Interest on the Bonds is payable semiannually on March 1 and September 1 of each year, to commence on March 1, 2027, at a fixed rate of 5.23% per annum with respect to the Series 2026A Bonds and 5.46% per annum with respect to the Series 2026B Bonds. TNMP may, upon not less than ten nor more than sixty days’ prior written notice (unless the holders of more than 50% of the principal amount of the then-outstanding Bonds of the applicable series agree in writing to another time period), prepay at any time all, or from time to time any part of, the Bonds of any series, in an amount not less than ten percent of the aggregate principal amount of the Bonds of such series then outstanding in the case of a partial prepayment, at a prepayment price equal to the sum of (a) one-hundred percent of the principal amount so prepaid, (b) accrued and unpaid interest thereon and (c) a make-whole amount, if any, determined for the prepayment date with respect to such principal amount. The principal amount of the Series 2026A Bonds will be payable on September 1, 2031 and the principal amount of the Series 2026B Bonds will be payable on September 1, 2033.

The Indenture contains events of default customary for such a transaction, including, without limitation: failure to pay interest on any Security (as defined in the Indenture) for sixty days after becoming due; failure to pay the principal of or premium on any Security when due; failure to comply with or breach of any covenant or warranty contained in the Indenture, subject to a ninety day cure period after written notice of default has been delivered; and certain events relating to reorganization, bankruptcy and insolvency of TNMP. If an “Event of Default” (as defined in the Indenture) occurs and is continuing, the Trustee or the holders of not less than thirty-three percent in principal amount of the Securities then outstanding may declare the principal amount of all Securities then outstanding to be immediately due and payable.

In addition, the Twenty-Eighth Supplemental Indenture contains bond repurchase events (subject to a fifteen day cure period), including, without limitation: actions by TNMP or any Controlled Entity (as defined in the Twenty-Eighth Supplemental Indenture) which subject a Bond holder to terrorism sanctions regulations; the sale or lease of TNMP’s assets in excess of specified thresholds during any calendar year; defaults in respect to obligations relating to certain debt; failure to deliver to each institutional investor Bond holder certain financial and business information related to TNMP; failure to maintain a ratio of consolidated indebtedness to consolidated capitalization of less than or equal to 0.65 to 1.0; and material misrepresentations of any representation or warranty contained in the Twenty-Eighth Supplemental Indenture. If a “Bond Repurchase Event” (as defined in the Twenty-Eighth Supplemental Indenture) occurs and is continuing, TNMP must repurchase the Bonds for a purchase price equal to the aggregate principal amount of the Bonds then outstanding, plus all accrued and unpaid interest thereon and a make-whole amount determined for the Bond Repurchase Event date with respect to such principal amount.

The Twenty-Eighth Supplemental Indenture further includes a provision whereby a change in control in TNMP would obligate TNMP to offer to prepay all of the Bonds at one-hundred percent of the principal amount of the Bonds, plus all accrued and unpaid interest thereon, but without any make-whole amount or other premium. The proposed transaction between TXNM and Blackstone Infrastructure Partners L.P. would not constitute a change in control under the Bonds.

The foregoing description is qualified in its entirety by the Twenty-Eighth Supplemental Indenture and the TNMP Bond Purchase Agreement, which are filed as Exhibits 4.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference and the First Mortgage Indenture, as previously amended and supplemented, and as previously filed and incorporated herein by reference. The forms of Bonds are included as part of the Twenty-Eighth Supplemental Indenture and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Twenty-Eighth Supplemental Indenture, dated as of August 19, 2026, between Texas -New Mexico Power Company and U.S. Bank Trust Company, National Association, as trustee.

10.1	Note Purchase Agreement, dated August 19, 2026, between Public Service Company of New Mexico and the purchasers named therein.

10.2	Bond Purchase Agreement, dated August 19, 2026, between Texas-New Mexico Power Company and the purchasers named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: August 19, 2026	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)